Exhibit 99.1
Third Quarter 2009
Financial and Operating Results
For the period ended September 30, 2009
Conseco, Inc.
November 5, 2009

Forward-Looking Statements
Cautionary Statement Regarding Forward-Looking Statements. Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.
Forward-looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,”
“intend,” “may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,”
“optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-looking statements include, among other things: (i) our ability to continue to satisfy the financial ratio and balance requirements and other covenants of our debt agreements; (ii) liquidity issues associated with the right of holders of our convertible debentures to require us to repurchase existing debentures on September 30, 2010; (iii) general economic, market and political conditions, including the performance and fluctuations of the financial markets which may affect our ability to raise capital or refinance existing indebtedness and the cost of doing so; (iv) our ability to generate sufficient liquidity to meet our debt service obligations and other cash needs; (v) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (vi) the receipt of any required regulatory approvals for dividend and surplus debenture interest payments from our insurance subsidiaries; (vii) mortality, morbidity, the increased cost and usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (viii) changes in our assumptions related to the cost of policies produced or the value of policies in force at the effective date of our emergence from bankruptcy; (ix) the recoverability of our deferred tax asset and the effect of potential ownership changes and tax rate changes on its value; (x) our assumption that the positions we take on our tax return filings, including our position that the debentures will not be treated as stock for purposes of Section 382 of the Code and will not trigger an ownership change, will not be successfully challenged by the Internal Revenue Service (IRS); (xi) changes in accounting principles and the interpretation thereof; (xii)
our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (xiii) performance and valuation of our investments, including the impact of realized losses (including other-than-temporary impairment charges); (xiv) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (xv) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (xvi) our ability to complete the remediation of the material weakness in internal controls over our actuarial reporting process and to maintain effective controls over financial reporting; (xvii) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xviii) our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the impact of rating downgrades on our business and our ability to access capital; (xix) the risk factors or uncertainties listed from time to time in our filings with the Securities and Exchange Commission; (xx) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance companies, such as the payment of dividends and surplus debenture interest to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; and (xxi) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement. Our forward-looking statements speak only as of the date made. We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.
While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.
Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor - SEC Filings” section of
Conseco’s website, www.conseco.com.

Q3 2009 Summary

CNO
▪ Third consecutive profitable quarter
 • Continued profitability in all three insurance segments
 • EBIT* of $107.0 million, up 2% over Q3 2008
 • Net income of $15.4 million, compared to net loss of $183.3 million in Q3 2008
▪ Core sales** of $93.4 million, up 1% from Q3 2008
▪ Trailing four-quarter premium up 3% over a year ago
▪ Agent recruitment continues to be strong
*Management believes that an analysis of earnings or loss before net realized investment gains (losses), discontinued operations, corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes:
 (1) corporate interest expense; and (2) net realized investment gains (losses) that are unrelated to the company’s underlying fundamentals.
**Excludes PFFS.

Q3 2009 Summary

CNO
▪ Net realized investment losses of $18.9 million
 • Total other-than-temporary impairments (OTTI) of $162.4 million
 • $35.7 million recorded in earnings
 • $126.7 million recorded in accumulated other comprehensive loss (AOCL)
▪ AOCL improved to $146 million:
 • $1.6 billion improvement from 12/31/08
 • $0.9 billion improvement from 6/30/09
▪ Book value per share:
 • Excluding AOCL* rose to $18.82 at 9/30/09, from $18.41 at 12/31/08
 • Including AOCL rose to $18.03 at 9/30/09, from $8.82 at 12/31/08
*See Appendix for corresponding GAAP measure.

CNO
▪ Addresses most pressing financial priority: re-financing the
 3.5% convertible debentures
▪ Structured to protect NOL, while preserving ability to raise additional common equity
▪ Improves financial covenant margins; increases liquidity
▪ Basics of the deal:
 • Private placement of common stock and warrants
 • Issuance of new convertible debentures to refinance existing convertible debentures
 • Tender offer for existing convertible debentures
Recapitalization of Conseco

CNO
Sources
Net Proceeds from Equity Private Placement
Net Proceeds from New Convertible Debentures
 Total Sources
Uses
Retirement of Old Convertible Debentures
Payment under Credit Agreement (50% of Net
 Proceeds of Equity Private Placement)
Funds Available for Corporate Purposes
 Total Uses
$74
281
$355
$293
37
25
$355
($ millions)
*Assumes all debentures are tendered and extinguished as of 9/30/09. If debentures are tendered on 10/5/10
(the latest possible date), net proceeds from the new debenture issue would be $18 million less.
*
Anticipated Sources and Uses of Cash

CNO

Credit Facility (matures 10/13)
6% Senior Note ($25MM due annually beginning 11/09)
3.5% Convertible Debentures (puttable by holders 9/10)
7.0% Convertible Debentures (matures 12/16)
Unamortized Discount on Convertible Debentures
Total Corporate Notes Payable
Equity excluding Accumulated Other Comprehensive Loss*
Accumulated Other Comprehensive Loss (“AOCL”)
 Total Shareholders’ Equity
 Total Capital
Debt/Total Capital (excluding AOCL)
Book Value per Share
Book Value per Share (excluding AOCL)
$855
125
293
-
(11)
$1,262
3,480
(146)
$3,334
$4,596
26.6%
$18.03
$18.82
Actual
9/30/09
($ millions)
*Includes recognition of $10.4 million after-tax loss on the assumed extinguishment of all $293 million of existing debentures and $0.1 million after-tax loss related to the writedown of deferred issuance costs associated with the repayment of the credit facility.
$(37)
(293)
293
3
63
Recapitalization
Adjustments
$818
125
-
293
(8)
$1,228
3,543
(146)
$3,397
$4,625
25.7%
$16.88
$17.60
As Adjusted
9/30/09
Capital Structure

Collected Premiums

CNO
▪ Total collected premiums
 for trailing 4 quarters up
 3% vs comparable period
 in prior year
▪ Slight decline at Bankers
 due to termination of
 PFFS group quota share
 contracts
▪ Consistent growth at
 Colonial Penn
▪ Slight decline at CIG due
 to focus on more
 profitable business and
 de-emphasizing annuity
 sales
BLC
($ millions)
CP
CIG
Collected Premiums-Trailing 4 Quarters
Q3 2008
$4,275.1
Q4 2008
$4,524.9
Q1 2009
$4,549.3
Q2 2009
$4,494.9
Q3 2009
$4,423.1

Q3 2009
Summary of Results

CNO
$85.4
7.4
21.6
(31.4)
$83.0
--
(18.9)
$64.1
Pre-Tax
After Tax
EPS
($ millions, except per-share amounts)
$54.3
(20.0)
(18.9)
$15.4
$0.29
(0.11)
(0.10)
$0.08
 *Management believes that an analysis of earnings before net realized investment gains (losses) and increases to our valuation allowance for deferred tax assets (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because such items are unrelated to the company’s continuing operations.
 The table above provides a reconciliation to the corresponding GAAP measure.
**See Appendix for a reconciliation to the corresponding GAAP measure.
Bankers Life
Colonial Penn
Conseco Insurance Group
Corporate operations and interest expense
Income before net realized investment losses
 and valuation allowance for deferred tax assets*
Valuation allowance for deferred tax assets**
Net realized investment losses**
Total

Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Bankers Life	$67.8	$40.0	$44.7	$63.3	$85.4
Colonial Penn	6.5	6.7	5.1	11.0	7.4
Conseco Insurance Group	34.2	31.5	31.2	21.2	21.6
Corporate operations, excluding interest expense	(3.7)	(0.1)	(8.7)	(8.8)	(7.4)
Total EBIT*	104.8	78.1	72.3	86.7	107.0
Corporate interest expense	(15.8)	(17.5)	(13.7)	(23.9)	(24.0)
Gain on extinguishment of debt	0.0	21.2	0.0	0.0	0.0
Expenses related to debt modification	0.0	0.0	(9.5)	0.0	0.0
Income before net realized investment losses, taxes and discontinued operations	89.0	81.8	49.1	62.8	83.0
Tax expense on period income	30.7	34.6	17.7	22.0	28.7
Net operating income	58.3	47.2	31.4	40.8	54.3
Net realized investment losses	(84.2)	(88.0)	(6.9)	(13.2)	(18.9)
Net income (loss) before valuation allowance for deferred tax assets and discontinued operations	(25.9)	(40.8)	24.5	27.6	35.4
Valuation allowance for deferred tax assets	0.0	(45.0)	0.0	0.0	(20.0)
Discontinued operations	(157.4)	(367.5)	0.0	0.0	0.0
Net income (loss)	($183.3)	($453.3)	$24.5	$27.6	$15.4

Q3 Earnings

CNO Consolidated
*Management believes that an analysis of earnings before net realized investment gains (losses), losses related to the transfer of Senior Health to an independent trust (included in Discontinued Operations) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and (2) items that are unrelated to the company’s continuing operations. The table above provides a reconciliation of EBIT to net income (loss).
($ millions)

Q3 2008
4.3%
Q4 2008
5.3%
Q1 2009
6.0%
Q2 2009
6.9%
Q3 2009
6.9%

*Operating return excludes net realized investment gains (losses), valuation allowance related to deferred tax assets and discontinued operations. Equity excludes accumulated other comprehensive income (loss) and the value of net operating loss carryforwards. See Appendix for corresponding GAAP measure.

Operating ROE

CNO
Operating ROE*, Trailing 4 Quarters

Q3 2008
$0.31
Q4 2008
$0.26
Q1 2009
$0.17
Q2 2009
$0.22
Q3 2009
$0.29

Operating EPS*

CNO
*Operating earnings per share exclude net realized investment gains (losses), valuation allowance related to deferred tax assets and discontinued operations. See Appendix for corresponding GAAP measure.
**Represents the expected ratio of quarterly Operating EPS to annual Operating EPS, based on historical experience.
Seasonality of   Q3 Q4 Q1 Q2 Q3
Operating EPS** 23-28% 26-31% 17-22% 20-25% 23-28%

Debt to Capital*

35%
30%
25%
20%
15%
10%
5%
0%
32.5%
30.0%
28.3%
27.9%
27.0%
26.8%
12/31/08
3/31/09
6/30/09
9/30/09

Interest Coverage

3.0x
2.0x
1.0x
0.0x
2.4x
3.1x
3.3x
3.1x
12/31/08
3/31/09
6/30/09
9/30/09

1,500
1,200
900
600
300
0
$1,366
$1,301
$1,279
$1,308
12/31/08
3/31/09
6/30/09
9/30/09

RBC Ratio

300%
200%
100%
0%
255%
230%
247%
252%
12/31/08
3/31/09
6/30/09
9/30/09

Statutory Surplus ($ millions)

*Excludes Accumulated Other Comprehensive Loss, as defined by the senior credit facility.
$1,270
$1,100
Current Amendment Levels
“Snapback” Levels (effective Q3 2010)
CNO

250%
200%
1.5x
2.0x
Covenant Metrics

Liquidity Projection
For Remainder of 2009*

CNO
($ millions)
Cash Balance 9/30/09
Sources
 Equity Private Placement Proceeds, net of expenses
 Net Proceeds from New Convertible Debentures
 Surplus Debenture Interest
 Management and Investment Fees
Total Sources
Uses
 Interest
 Debt Repayments:
 Senior Credit Facility
 Retirement of Old Convertible Debentures
 Senior Health Note
Holding Company Expenses
Total Uses
Cash Balance 12/31/09
$85.6
$73.7
281.3
12.2
9.0
376.2
18.9
36.8
293.0
25.0
15.1
388.8
$73.0
*Assumes 100% tender in Q4 2009, and assumes that net equity proceeds are retained at the parent company.
**Includes $4.3 million of expenses related to the retirement of the convertible debentures.
**

Q3 2008
257%
Q4 2008
255%
Q1 2009
230%
Q2 2009
247%
Q3 2009
252%

Consolidated RBC Ratio*

CNO
*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The
 RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.
▪ Q3 2009 positive impacts:
 • Statutory operating results (19 pts)
 • Wilton Re reinsurance (10 pts)
▪ Q3 2009 negative impacts:
 • Credit rating migration and net
 statutory capital losses (22 pts)

Statutory Operating Income
Permitted Practice for Deferred Tax Assets
Transfer of SHIP to Trust
Completion of Reinsurance Transactions
Capital Contributions, net of Dividends
Other, Including Changes in Covariance
Mortgage Experience Adjustment Factor
Net Statutory Capital Losses
Credit Rating Migration

Consolidated RBC Ratio -
Changes Over Last Four Quarters

CNO
9/30/08
RBC
9/30/09
RBC
257%
252%
+45%
+11%
+4%
-50%
-48%
+17%
+9%
+5%
+2%

Capital and
Risk Management Initiatives

CNO
▪ Reinsure new and inforce business
▪ Manage investment portfolio to mitigate RBC impact of ratings migration
▪ Terminate PFFS quota share agreements with Coventry at 12/31/09 -
 improves consolidated RBC by 8 pts in 2010
▪ Limit Bankers branch expansion
▪ Reduce direct marketing spending at Colonial Penn
▪ Regulatory
 • Merger of three CIG insurance subsidiaries
 • Deferred tax asset
 • Mortgage Experience Adjustment Factor
 • Modification of RMBS ratings

Q3 Summary

Bankers
▪ Earnings of $85.4 million, up 26% over Q3 2008:
 • Higher PFFS income (+$20 million) due to mid-year premium sweeps and favorable IBNR development
 • Increase in COLI surrender value (+$7 million)
 • Lower LTC margins (-$7 million) due to slightly higher interest-
 adjusted benefit ratio
▪ Record-setting third quarter for both Life and Med Supp sales
▪ Continued strong core sales and record agent recruiting
 • 16% increase in new agents YTD

Q3 2008
$61.2
Q4 2008
$71.9
Q1 2009
$60.4
Q2 2009
$63.1
Q3 2009
$62.5

Bankers

($ millions)
Quarterly Core NAP (Excludes PFFS)
NAP-Quarterly*: $65.8 $72.8 $94.5 $69.4 $62.3
PFFS NAP-Quarterly*: $4.6 $0.9 $34.1** $6.3 $(0.2)
*Excludes group business not sold by Bankers agents.
**Net of $7 million reserve for anticipated chargebacks related to sales still within their 90-day disenrollment period.
NAP Results
▪ Core NAP up 2% vs Q3 2008
 • Strong sales of Life (+21%) and
 Med Supp (+20%), partially offset
 by lower sales of Annuities (-15%)
 and LTC (-14%)
▪ PFFS YTD 2009 sales down 30%
 • Changes in consumer preferences
 • Stopped selling Coventry PFFS in
 Q3 2009

Q3 2009 Sales and
Distribution Results

Bankers
▪ Continued growth in agent force
 • Average agent count YTD 5,186, up 10% vs. first nine months of
 2008
▪ Branch manager retention is strong
 • Since 2004, the annual turnover rate in our top 48 branches has been less than 3%
 • Average length of service for these top managers is 15+ years

Medicare Advantage

Bankers
▪ As previously announced, Coventry is exiting PFFS business effective 12/31/09
 • PFFS relationship terminates; affects approximately 55,000
 Bankers-sold PFFS members, partially reinsured by Bankers
 • PDP relationship (distribution and reinsurance) remains
 unchanged
▪ Coventry policyholder progress
 • Early results indicate policyholder shift from PFFS to Med Supp;
 for month of October, Med Supp sales are significantly ahead of prior year
▪ Humana sales begin in earnest on November 15

Q4 2008
$24.4
Q3 2008
$19.4
Fixed Annuities
Indexed Annuities

▪ Annuity sales down 15% vs
 Q3 2008
▪ Lower results are in line with
 overall market
▪ Reduced bonus rate to
 maintain margins
Bankers
Annuities - NAP*
($ millions)

*Calculated as 6% of annuity deposits.
Q1 2009
$18.2
$9.0
$10.4
$18.2
$6.2
$5.0
$13.2
$6.8
$11.0
Q2 2009
$17.8
Q3 2009
$16.4
$4.8
$11.6
Annuity Sales

Q3 2007
10.8%
Q4 2007
10.3%
Q1 2008
9.0%
Q2 2008
8.6%
Q3 2008
9.8%
Q4 2008
10.9%
Q1 2009
10.5%
Q2 2009
12.4%
Q3 2009
9.1%

Q3 2007
12.5%
Q4 2007
12.7%
Q1 2008
11.9%
Q2 2008
10.5%
Q3 2008
10.7%
Q4 2008
11.1%
Q1 2009
10.4%
Q2 2009
10.3%
Q3 2009
7.9%

Annuity Surrenders

Bankers
IA Surrenders
(annualized quarterly rate)
Non-IA Surrenders
(annualized quarterly rate)
▪ Both indexed and non-indexed
 annuity surrenders lower than
 prior year
▪ Total account value:
 • IAs - $1.5 billion
 • Non-IAs - $4.7 billion
▪ Average account value:
 • IAs - $41,000
 • Non-IAs - $36,000
▪ Over 89% of our annuities are
 still in surrender charge period:
 • IAs - 95%
 • Non-IAs - 87%

LTC Update

Bankers
▪ Rate increase filings ahead of schedule (2008 round - policies issued prior to 2002); expect to exceed original filing goals
 • Completed filing of $102.5 million of rate increases
 • As of 9/30/09:
 • Approvals = $77.4 million, 109% of original goal
 • Projected financial impact = $58.1 million, 109% of original goal
▪ Continued focus on claims management/underwriting
▪ New products (as of 9/30/09)
 • LTC/Annuity Combo product launched in 31 states
 • LTC product revision launched in 19 states, with rates reflecting current claim experience and in line with target profit margins

Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Insurance policy income	$537.7	$531.8	$491.5	$497.6	$493.1
Net investment income:					
General account assets	155.2	159.0	155.4	160.2	162.2
Other portfolios	(16.9)	(3.6)	(13.2)	3.4	37.4
Fee revenue and other income	3.1	4.2	1.4	1.6	2.4
Total revenues	679.1	691.4	635.1	662.8	695.1
Insurance policy benefits	470.3	477.5	429.6	422.9	412.1
Amounts added to policyholder account balances	46.2	82.3	37.6	64.2	75.9
Amortization related to operations	53.5	39.7	75.6	63.1	74.5
Other operating costs and expenses	41.3	51.9	47.6	49.3	47.2
Total benefits and expenses	611.3	651.4	590.4	599.5	609.7
Income before net realized investment gains (losses), net of related amortization and income taxes	$67.8	$40.0	$44.7	$63.3	$85.4

Q3 Earnings

Bankers
($ millions)
Trailing 4 Quarter Operating Return on Equity: 10.0%
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 11 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q3 Summary

Colonial Penn
▪ Earnings of $7.4 million, up 14% over Q3 2008
 • Increase primarily driven by margin growth
▪ Life sales of $10.6 million, down 12% from Q3 2008
 • Consistent with reduced marketing spend as part of our capital management efforts
 • Q3 2009 marketing costs associated with lead-based advertising and related fulfillment costs were reduced by $5.3 million (45%)
 from Q3 2008
▪ YTD campaign productivity remains consistent with expectations

Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Insurance policy income	$46.4	$46.5	$47.1	$52.7	$48.4
Net investment income	10.1	10.2	9.8	9.8	9.5
Fee revenue and other income	0.5	0.5	0.2	0.2	0.2
Total revenues	57.0	57.2	57.1	62.7	58.1
Insurance policy benefits	33.9	33.8	36.1	36.0	34.7
Amounts added to policyholder account balances	0.3	0.3	0.3	0.2	0.3
Amortization related to operations	9.2	8.0	8.4	8.0	8.4
Other operating costs and expenses	7.1	8.4	7.2	7.5	7.3
Total benefits and expenses	50.5	50.5	52.0	51.7	50.7
Income (loss) before net realized investment gains (losses) and income taxes, net of related amortization	$6.5	$6.7	$5.1	$11.0	$7.4

Q3 Earnings

Colonial Penn
($ millions)
Trailing 4 Quarter Operating Return on Equity: 14.9%
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 11 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

Q3 Summary

CIG
▪ Earnings of $21.6 million, down 37% vs Q3 2008:
 • Additional Universal Life amortization expense
 • Higher expenses related to litigation settlements
▪ NAP of $20.3 million, up 7% vs Q3 2008
 • Turning around three consecutive quarters of negative sales comparisons
▪ Continued strong sales growth in Specified Disease products and strong agent recruiting

$16.1
$12.8
$2.2
$1.4
$2.2
$1.5
$1.8
$1.3
Life
Annuities
Medicare Supplement
Specified Disease

30

CIG
($ millions)
▪ Specified Disease sales up 26% over Q3 2008
▪ Worksite sales continue strong momentum,
 up 11% YTD
▪ Strong recruiting results in Q3 2009
▪ Decrease in Annuity sales, as expected, due
 to shift in focus to Specified Disease and
 Worksite sales
Q3 2008
Q3 2009
Q3 2009 Sales and
Distribution Results

Q3 2007
7.7%
Q4 2007
7.4%
Q1 2008
11.0%
Q2 2008
18.3%
Q3 2008
11.4%
Q4 2008
19.4%
Q1 2009
44.4%
Q2 2009
38.6%
Q3 2009
16.1%

Q3 2007
20.9%
Q4 2007
19.0%
Q1 2008
12.7%
Q2 2008
13.2%
Q3 2008
14.0%
Q4 2008
12.9%
Q1 2009
11.6%
Q2 2009
12.4%
Q3 2009
10.8%

Annuity Surrenders

CIG
IA Surrenders
(annualized quarterly rate)
Non-IA Surrenders
(annualized quarterly rate)
*Statistics based on account value and GAAP reserves.
▪ IA surrenders down significantly
 from Q2 2009
▪ Non-IA surrenders stable
▪ Total account value:
 • IAs - $732 million
 • Non-IAs - $370 million
▪ Average account value:*
 • IAs - $44,400
 • Non-IAs - $21,100
▪ 65% of our annuities are still in
 surrender charge period:*
 • IAs - 99%
 • Non-IAs - 34%

Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Insurance policy income	$237.7	$238.4	$244.2	$241.0	$230.5
Net investment income:					
General account assets	146.4	149.6	143.4	138.5	134.5
Other portfolios	(12.4)	(5.9)	(9.1)	2.6	15.7
Fee revenue and other income	0.1	0.3	0.7	0.4	0.5
Total revenues	371.8	382.4	379.2	382.5	381.2
Insurance policy benefits	203.6	199.6	214.1	215.1	206.2
Amounts added to policyholder account balances	42.7	38.4	35.8	42.7	53.5
Amortization related to operations	24.9	36.3	36.8	33.8	31.8
Interest expense on investment borrowings	5.6	5.5	5.2	5.2	5.1
Other operating costs and expenses	60.8	71.1	56.1	64.5	63.0
Total benefits and expenses	337.6	350.9	348.0	361.3	359.6
Income before net realized investment gains (losses), net of related amortization and income taxes, excluding costs related to the litigation settlement and the loss related to an annuity coinsurance transaction	$34.2	$31.5	$31.2	$21.2	$21.6

Q3 Earnings

CIG
Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The table on Page 11 reconciles the non-GAAP measure to the corresponding GAAP measure. See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.
($ millions)
Trailing 4 Quarter Operating Return on Equity: 2.2%

Q3 2008
$312.8
Q4 2008
$319.8
Q1 2009
$308.6
Q2 2009
$308.0
Q3 2009
$306.8

Net Investment Income

CNO
($ millions)
General Account Investment Income
Yield:	5.82%	5.93%	5.67%	5.65%	5.63%
▪ Decreases in 2009 primarily
 due to lower new money rates
 and increase in cash and short-
 term investment balances
 compared to prior periods

Q3 2009
Net Realized Losses

CNO
Gains on sales
Losses on sales
Losses due to recognition of other-
 than-temporary impairments
Amortization adjustment to insurance
 intangibles
 Net investment losses before tax
Tax benefit
Increase to tax valuation allowance
 Net investment losses after tax
($ millions)
-
-
$(126.7)
18.7
 (108.0)
(38.8)
-
 $(69.2)
$99.5
(84.1)
(162.4)
20.1
 (126.9)
(45.5)
6.7
 $(88.1)
$99.5
(84.1)
(35.7)
1.4
 (18.9)
(6.7)
6.7
 $(18.9)
Gross
Amounts
Amount Recognized
through Accumulated
Other Comprehensive
Loss
Amount Recognized
through Net Income

Q3 2009 Impairment Losses

CNO
IG Corporates
Alt-A
ABS
Prime Jumbos
Commercial Mortgage Loans
Other
Total
($ millions)
Gross
Amounts
Amount Recognized
through Accumulated
Other Comprehensive
Income
Amount Recognized
through Net Income
$5.5
35.0
14.5
88.3
12.3
6.8
$162.4
$0.0
29.9
12.7
84.1
0.0
0.0
$126.7
$5.5
5.1
1.8
4.2
12.3
6.8
$35.7

MTM reflects generally tighter spreads during Q3 2009
Market Value
Book Value
$13,221
$12,847
$2,118
$2,354
$1,798
$2,031
$940
$1,049
$700
$841
$837
$862
$206
$267
$408
$398
$1,390
$1,351
IG Corporates
CMOs
Mortgage Loans
HY Corporates
CMBS
Municipals
ABS
Govts/Agency
Equity, Cash & Other

Asset Allocation at 9/30/09*

CNO
($ millions)
*Excludes investments from a variable interest entity which we consolidate under GAAP (the related liabilities are non-recourse to Conseco).

- Sales of below investment-grade bonds offset the negative impact of credit cycle-related ratings migration

Investment Quality:
Fixed Maturities*

CNO
Actively Managed Fixed Maturities by Rating at
9/30/09 (Market Value)
% of Bonds which are Investment Grade:	9/30/08 93%	12/31/08 92%	3/31/08 91%	6/30/09 91%	9/30/09 93%
*Excludes investments from a variable interest entity which we consolidate under GAAP (the related liabilities are non-recourse to Conseco).
AAA
13%
AA
6%
A
31%
BBB
43%

7%
▪ Investment-grade bonds at 93%:

19.5%
13.3%
6.8%
6.1%
31.1%
30.6%
40.8%
42.6%
1.4%
4.9%
0.4%
0.8%
0.0%
1.7%
Ratings at Time of Purchase
Ratings at 9/30/09
AAA
AA
A
BBB
BB
B
=<CCC

Impact of Downgrades
on BIG Ratio*

CNO
*Actively managed fixed maturities (market value).

Q3 2009 Downgrades from Investment
Grade to Below Investment Grade

CNO
IG Corporates
Alt-A
Prime Jumbo
CMBS
Other
Total
($ millions)
$41.5
9.9
61.1
4.9
52.7
$170.1
7
1
4
2
13
27
(0.7%)
(0.6%)
(0.9%)
(0.1%)
(0.9%)
(3.2%)
Type
Statutory Book
Value
# Issues
Effect of
Downgrades on
RBC Ratio*
*Includes estimated effect of covariance and tax.

RBC Impact of Downgrades

CNO
$753 million
downgraded
$997 million
downgraded
$680 million
downgraded
$825 million
downgraded
▪ Ratings downgrades have resulted in a decrease to our RBC ratio of 50 percentage points over the last four quarters.
▪ Ratings downgrades
 have been significant

Alt-A at 9/30/09
CNO

AA
BBB

Total
$13.2
$44.5
$143.4
$201.1
$17.5
$49.1
$193.8
$260.4
6.6%
22.1%
71.3%
100.00%
0.06%
0.21%
0.66%
0.93%
Market
Value (mil.)
Book
Value (mil.)
% of
Alt-A*
% of
Portfolio*
Rating
▪ Allocation reduced by 46% (book value) from 12/31/08 to 9/30/09
▪ No exposure to “affordability products” - option ARMs, hybrid, neg-ams
▪ While delinquencies are higher than anticipated, collateral performing better than overall Alt-A market in terms of average delinquency and accumulated loss
▪ Adequate credit support inherent in structures relative to expected cumulative losses and recoverability of book values
693
733
710
714
Avg.
FICO
14.0%
8.2%
10.1%
9.9%
Avg.
Support
9.4%
6.6%
18.9%
15.5%
Avg. 60+
Delinq.
*Market value.
($ millions)
1.45%
0.50%
1.46%
1.25%
Avg. Accum.
Loss

Prime Jumbo at 9/30/09
CNO

AAA
AA
A
BBB

Total
$223.8
$59.3
$76.8
$164.2
$197.0
$721.1
$247.0
$64.2
$100.3
$198.4
$314.1
$924.0
31.0%
8.2%
10.7%
22.8%
27.3%
100.00%
1.04%
0.27%
0.35%
0.76%
0.91%
3.34%
Market
Value (mil.)
Book
Value (mil.)
% of
Prime
Jumbo*
% of
Portfolio*
Rating
▪ 73% investment grade
▪ 3.3% of total invested assets
▪ 46 securitizations - highly diversified
736
741
744
741
739
739
Avg.
FICO
7.9%
4.4%
4.8%
5.8%
7.9%
6.5%
Avg.
Support
1.4%
2.1%
3.4%
5.2%
9.2%
4.7%
Avg. 60+
Delinq.
*Market value.
($ millions)
0.03%
0.11%
0.08%
0.36%
0.59%
0.27%
Avg. Accum.
Loss

2009
6.3%
2007
5.6%
2006
5.9%
Pre-2004
33.6%
2005
27.8%
2004
20.8%

Our CMBS exposure is heavily weighted toward securities with high ratings and seasoned vintages with relatively stronger qualitative characteristics

CMBS by Vintage at 9/30/09

CNO
(GAAP book value - $ millions)
$194.5
$136.0
$138.0
$0.0
$47.0
$53.1
$568.6
$556.1
$34.2
$8.8
$0.0
$14.7
$0.0
$0.0
$57.7
$45.0
$48.2
$13.1
$23.1
$15.6
$0.0
$0.0
$100.0
$60.3
$6.0
$17.2
$69.8
$15.0
$0.0
$0.0
$108.0
$36.8
$0.0
$0.0
$3.0
$3.8
$0.0
$0.0
$6.8
$1.6
Pre-2004
2004
2005
2006
2007
2009
Total BV
Total MV
AAA
AA
A
BBB

CMBS at 9/30/09
CNO

AAA
AA
A
BBB

Total
$556.1
$45.0
$60.3
$36.8
$1.6
$699.8
$568.6
$57.7
$100.0
$108.0
$6.8
$841.1
79.5%
6.4%
8.6%
5.3%
0.2%
100.0%
2.57%
0.21%
0.28%
0.17%
0.01%
3.24%
Market
Value (mil.)
Book
Value (mil.)
% of
CMBS*
% of
Portfolio*
Rating
▪ Collateral performing materially better than overall CMBS market in terms of delinquency and cumulative loss
▪ Substantial credit support inherent in structures relative to expected cumulative losses
29.7%
22.8%
11.6%
8.6%
6.1%
26.6%
Avg.
Support
1.5%
0.8%
1.3%
1.2%
1.4%
1.4%
Avg. 60+
Del. & FCR
*% of market value
($ millions)
0.41%
0.07%
0.12%
0.03%
0.00%
0.34%
Avg. Cum.
Loss

2009
0.4%
2008
16.4%
2004 and Before
29.5%
2007
20.3%
2005
12.1%
2006
21.3%

By Property Type

Indus.
14.9%
Other
0.8%
Office
38.6%
Retail
40.5%
Multi-Family
5.2%

Commercial Mortgage Loans
at 9/30/09
By Vintage

CNO
▪ Current LTV of approximately 63.9%
▪ Trailing debt service coverage ratio stable relative to underwritten levels of approximately 1.55
▪ Emphasis on reducing overall allocation via prepayments, etc.

CNO Summary

CNO
▪ Third consecutive quarter of net income
▪ Core sales and agent recruitment continue to improve in declining market
▪ Recapitalization addresses the company’s most pressing financial priority
 • Refinances the 3.5% convertible debentures
 • Structured to protect the NOLs
 • Demonstrates investor confidence in Conseco
▪ Capital and risk management remain top priorities
 • Continue to evaluate reinsurance opportunities
 • Insurance company merger anticipated in Q1 2010
▪ Favorable target market demographics

Questions and Answers

Appendix

➢ Agreement to sell common stock and issue warrants
 to Paulson & Co.
 ➢ 16.4MM shares
 ➢ 5 million warrants with a $6.50 exercise
 price expiring on 12/30/2016 and not
 exercisable until 6/30/2013
 ➢ Aggregate purchase price of $78MM
➢ Closing upon first settlement date for new
 Convertible Debentures
➢ Refinances $293 million 3.50% convertible
 debentures puttable to Conseco on 9/30/2010
➢ Preserves flexibility to raise common equity to
 strengthen capital and reduce outstanding senior
 secured debt
 ➢ Announced intention to file registration
 statement with respect to $200 million of
 common equity in the near future
➢ Enhances the Company’s liquidity and capital
 positions
➢ Demonstrates investor confidence in Conseco
Transaction Highlights
Sale of Common Stock and Warrants
Cash Tender Offer of Convertible Debenture
For “Any and All” of 3.50% convertible debenture due 9/30/2035
Tender Price	100% par + accrued and unpaid interest
Launch Date	10/15/2009
Expiration	11/12/09
Financing	New convertible debentures and sale of common stock and warrants to be issued simultaneously with closing of tender offer
Convertible Debentures
Total Issuance	Up to $293MM
Coupon	7.0%
Conversion Price	$5.49
Maturity Date	12/30/2016
Convertibility	Non-convertible until on or after 6/30/2013
Call Protection
Non-call life; conversion feature terminable at company’s option at any time on or after 6/30/2013 if stock trades at or above 140% of the conversion price for at least 20 trading days in a 30 consecutive trading day period

Ranking	Senior unsecured
Settlement:	In whole or in part based upon success of one or more tender offers and put or call of outstanding $293MM convertible debentures
Forward Purchase Commitment
Escrow	Purchase price pre-funded into segregated deposit accounts at Bank of New York Mellon
Yield	7% annual return on the proceeds in the deposit account provided in form of discount from par when the Convertible Debentures are issued
Maturity	No later than 10/5/2010
CNO

Recapitalization Summary

CNO
▪ Plan to file a registration statement with the SEC relating to a proposed registered offering of common stock
▪ Will use reasonable best efforts to consummate the proposed registered offering no later than 120 days after the settlement of the cash tender offer (expected to be by 3/31/10)
▪ Required to use half of net proceeds to pay down
 indebtedness under the credit agreement
▪ Remaining net proceeds would be used for general corporate purposes
Proposed Registered Offering of
Common Stock

Key Debt Covenants

CNO
 *Reflects impact of modification to the covenants which are applicable from March 31, 2009 through June 30,
 2010. Effective with the third quarter of 2010, the covenant margins return to Q4 2008 levels.
**Calculated per bank covenants; excludes Accumulated Other Comprehensive Loss.
($ millions)
Debt/Capital Ratio**
Covenant Maximum
Actual
Interest Coverage
Covenant Minimum
Actual
Statutory Capital
Covenant Minimum
Actual
RBC Ratio
Covenant Minimum
Actual
Q2 2009
Covenant Margins as of 9/30/09*
Reduction to statutory capital and
 surplus of approximately $269
 million, or an increase to the risk-
 based capital of approximately
 $134 million.
Reduction to combined statutory
 capital and surplus of
 approximately $208 million.
Reduction in cash flows to the
 holding company of
 approximately $101 million.
Reduction to shareholders’ equity of
 approximately $831 million or
 additional debt of $400 million.
Q4 2008
30.0%
28.3%
2.00X
2.35X
$1,270
$1,366
250%
255%
Q1 2009
32.5%
27.9%
1.50X
3.07X
$1,100
$1,301
200%
230%
32.5%
27.0%
1.50X
3.31X
$1,100
$1,279
200%
247%
Q3 2009
32.5%
26.8%
1.50X
3.12X
$1,100
$1,308
200%
252%

Q3 2008
$20.86
Q4 2008
$18.41
Q1 2009
$18.57
Q2 2009
$18.72
Q3 2009
$18.82

Book Value Per Share*

CNO
*Book value excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.
▪ Increase from Q2 2009 due to
 Q3 2009 net income

Commercial Mortgage Loans
at 9/30/09
Geographic Distribution

CNO
Pacific
8.6%
Mountain
9.5%
West North
Central
12.7%
West South
Central
5.7%
East North
Central
22.0%
East South
Central
5.3%
New England
8.7%
Middle
Atlantic
6.3%
South
Atlantic
21.2%

2009
$52
2010
$7
2011
$75
2012
$51
2013
$159
2014
$95
2015
$161
2016
$162
2017
$338
2018
$330
2019
$81
2020
$44
2021
$12
2022
$107
2023
$50
2024
$24
Post 2024
$283

Commercial Mortgage Loans
at 9/30/09
By Maturity

CNO
($ millions)

Q3 2008
$94.0
Q4 2008
$99.2
Q1 2009
$94.4
Q2 2009
$99.7
Q3 2009
$96.0

Expenses

CNO
($ millions)
Adjusted Operating Expenses*
*Adjusted operating expenses exclude primarily acquisition costs, capitalization of software development costs, initial PFFS marketing costs and contractual vacancy charges related to exiting the Merchandise Mart in Chicago. This measure is used by the Company to evaluate its progress in reducing operating expenses.
Expenses have been restated for all periods to reflect the SHIP separation.
▪ Approximately $20 million in savings
 from back-office consolidation
 realized in 2007 and 2008; remaining
 $5 million expected in 2009
▪ Q3 2009 reflects leveling off to more
 stable level following quarter of high
 taxes and insurance and premium
 tax payments, and reduction of
 consulting expense

Q3 2008
$67.8
Q4 2008
$40.0
Q1 2009
$44.7
Q2 2009
$63.3
Q3 2009
$85.4

Segment Performance

Bankers
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $189.8 $171.5 $187.1 $215.8 $233.4
Revenues-Quarterly: $679.1 $691.4 $635.1 $662.8 $695.1
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $2,594.5 $2,679.1 $2,686.3 $2,668.4 $2,684.4
($ millions)
▪ Earnings up 26% vs Q3 2008,
 positively affected by:
 • Higher PFFS/PDP income
 • Increase in COLI
▪ Offset by lower LTC margins

Medicare Supplement - First-Year Premiums

Q3 2008
$19.8
Q4 2008
$23.0
Q1 2009
$19.7
Q2 2009
$21.1
Q3 2009
$22.7

Premiums -
Medicare Supplement

Bankers
▪ First-year premiums up 15%
 vs Q3 2008
Med. Supp. First-Year Prems.-Tr. 4 Qtrs: $79.3 $81.3 $81.9 $83.6 $86.5
Med. Supp. Total Premiums-Quarterly: $153.8 $172.3 $155.8 $155.2 $168.9
Med. Supp. NAP-Quarterly: $16.6 $27.9 $18.4 $19.2 $19.9
Med. Supp. NAP-Trailing 4 Quarters: $73.7 $78.6 $79.9 $82.1 $85.4
($ millions)

Q3 2008
$10.8
Q4 2008
$10.3
(Net)
$4.2
(Net)
$4.7
(Net)
$2.9

Premiums -
Long-Term Care

Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $43.9 $42.7 $35.9 $30.0 $22.1
Total Premiums-Quarterly: $154.8 $159.1 $145.9 $151.9 $154.3
Long-Term Care - First-Year Premiums*
NAP-Quarterly: $11.4 $7.9 $7.5 $9.8 $9.8
NAP-Trailing 4 Quarters: $42.3 $39.4 $37.5 $36.6 $35.0
*Includes $4.4 million in both Q1 2009 and Q2 2009 and $6.6 million in Q3 2009 of premiums ceded under new business reinsurance agreement.
Q2 2009
(Direct)
$9.1
Q1 2009
(Direct)
$8.6
Q3 2009
(Direct)
$9.5
▪ Quarterly first-year premium
 declines due to new business
 reinsurance
▪ NAP decline attributable to three
 main factors:
 • Overall industry sales decline
 • Agent force shift toward other products
 • Tightened underwriting

Premiums -
Life Insurance

Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $81.8 $80.7 $79.0 $75.9 $79.8
Total Premiums-Quarterly: $51.9 $55.7 $48.9 $55.3 $63.2
Life - First-Year Premiums
NAP-Quarterly: $13.1 $11.4 $12.6 $15.6 $15.8
NAP-Trailing 4 Quarters: $53.6 $51.9 $52.8 $52.7 $55.4
SPWL
Non-
SPWL
$7.5
$12.0
Q3 2008
$19.5
Q4 2008
$20.2
$8.2
$12.0
Q1 2009
$16.8
$6.2
$10.6
Q2 2009
$19.4
$7.8
$11.6
Q3 2009
$23.4
$10.5
$12.9
▪ Fluctuations in first-year
 premiums primarily reflect
 variance in sales of single-
 premium policies
▪ Non-SPWL premiums up 8%
 vs Q3 2008

Q3 2008
$322.4
Q4 2008
$410.5
Q1 2009
$301.1
Q2 2009
$274.7
Q3 2009
$284.0

Premiums -
Annuity

Bankers
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $1,031.3 $1,220.6 $1,294.1 $1,308.7 $1,270.3
Total Premiums-Quarterly: $323.1 $411.2 $302.1 $275.4 $284.7
Annuity - First-Year Premiums
 ▪ Annuity first-year premiums
 down 12% from Q3 2008

Q3 2008
80.9%
Q4 2008
84.6%
Q1 2009
95.5%
Q2 2009
97.1%
Q3 2009
68.0%

Benefit Ratio* - PDP

Bankers
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
▪ Down 16% vs Q3 2008
▪ Impacted by mid-year premium
 sweeps and favorable claims
 experience

Q3 2008
98.1%
Q4 2008
107.5%
Q1 2009
96.2%
Q2 2009
95.5%
Q3 2009
82.0%

Benefit Ratio* -
PFFS Individual Business

Bankers
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
▪ Comparison vs Q3 2008
 impacted by premium sweeps
 and favorable IBNR development

Q3 2008
68.1%
Q4 2008
67.4%
Q1 2009
68.6%
Q2 2009
66.4%
Q3 2009
70.4%

Interest-Adjusted Benefit Ratio* -
Long Term Care

Bankers
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.
Trailing 4 Quarter Avg.: 74.9% 74.0% 71.4% 67.6% 68.2%
Qtrly. non-int. adjusted: 102.1% 102.2% 105.1% 103.2% 108.3%
▪ Q3 2009 positively impacted by
 continued stabilization of
 incurred claims and excess
 terminations

Q3 2008
$6.5
Q4 2008
$6.7
Q1 2009
$5.1
Q2 2009
$11.0
Q3 2009
$7.4

Segment Performance

Colonial Penn
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $18.3 $25.2 $26.6 $29.3 $30.2
Revenues-Quarterly: $57.0 $57.2 $57.1 $62.7 $58.1
Pre-Tax Operating Income*
Revenues -Tr. 4 Quarters: $213.3 $226.2 $229.4 $234.0 $235.1
($ millions)
▪ Q3 2008 to Q3 2009 change affected by
 margin growth
▪ Q2 2009 to Q3 2009 change affected by:
 • Lower margin from non-recurring
 reinsurance pool termination in Q2 2009
 • Lower margin due to seasonality
 • Higher amortization charges

Q3 2008
$8.8
Q4 2008
$8.9
Q1 2009
$9.2
Q2 2009
$8.4
Q3 2009
$7.9

Premiums -
Life Insurance

Colonial Penn
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $33.7 $35.0 $35.8 $35.3 $34.4
Total Premiums-Quarterly: $43.6 $43.8 $47.0 $45.8 $45.6
Life - First-Year Premiums
NAP-Quarterly: $12.1 $10.8 $12.3 $10.6 $10.6
NAP-Trailing 4 Quarters: $48.6 $50.1 $49.7 $45.8 $44.3
▪ NAP:
 • Quarterly and trailing four quarters
 consistent with expectations arising
 from capital management
▪ Premium:
 • First-year premium trending lower due
 to capital management

Q3 2008
$34.2
Q4 2008
$31.5
Q1 2009
$31.2
Q2 2009
$21.2
Q3 2009
$21.6

Segment Performance

CIG
*Operating earnings exclude net realized gains (losses). See Appendix for corresponding GAAP measure of our consolidated results of operations.
PTOI-Trailing 4 Quarters: $99.4 $121.3 $129.2 $118.1 $105.5
Revenues-Quarterly: $371.8 $382.4 $379.2 $382.5 $381.2
Pre-Tax Operating Income*
Revenues-Tr. 4 Quarters: $1,511.3 $1,513.1 $1,511.7 $1,515.9 $1,525.3
($ millions)
▪ Lower Universal Life results
 primarily due to additional
 amortization expense
▪ Higher expenses related to
 litigation settlements

Q3 2008
$2.1
Q4 2008
$2.4
Q1 2009
$1.5
Q2 2009
$1.9
Q3 2009
$2.2

Premiums -
Medicare Supplement

($ millions)
First-Year Prems.-Tr. 4 Qtrs: $10.6 $9.6 $8.3 $7.9 $8.0
Total Premiums-Quarterly: $48.5 $52.6 $42.8 $44.4 $46.9
Medicare Supplement - First-Year Premiums
NAP-Quarterly: $1.8 $3.5 $1.7 $1.3 $1.3
NAP-Trailing 4 Quarters: $8.9 $8.9 $8.3 $8.3 $7.8

Q3 2008
$9.7
Q4 2008
$10.5
Q1 2009
$10.2
Q2 2009
$11.1
Q3 2009
$11.8

Premiums -
Specified Disease

CIG
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $37.6 $39.4 $40.2 $41.5 $43.6
Total Premiums-Quarterly: $92.3 $95.6 $93.0 $95.1 $96.2
Specified Disease - First-Year Premiums
NAP-Quarterly: $12.8 $12.0 $11.5 $14.7 $16.1
NAP-Trailing 4 Quarters: $46.1 $46.8 $48.7 $51.0 $54.3
▪ NAP up 26% from Q3 2008:
 • Increased PMA focus on
 Specified Disease products
 • Increased recruitment of Health
 IMOs
 • Momentum increasing in
 Worksite market

Q3 2008
$25.1
Q4 2008
$21.2
Q1 2009
$17.8
Q2 2009
$20.6
Q3 2009
$23.4

Premiums -
Annuity

CIG
($ millions)
First-Year Prems.-Tr. 4 Qtrs: $155.3 $119.9 $98.5 $84.7 $83.0
Total Premiums-Quarterly: $27.4 $23.7 $19.5 $22.3 $25.2
Annuity - First-Year Premiums
▪ First-year collections down
 7% from Q3 2008:
 • Discontinuance of products due
 to an annuity coinsurance
 transaction
 • Focus on profitable products
 (i.e., Specified Disease)

Q3 2008
73.0%
Q4 2008
62.8%
Q1 2009
67.3%
Q2 2009
71.2%
Q3 2009
68.2%

Benefit Ratio* -
Medicare Supplement

CIG
Trailing 4 Quarter Avg.: 69.1% 68.4% 68.8% 68.6% 67.3%
*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.
▪ In line with expectations and
 recent trends
▪ Stable persistency

CIG

Q3 2008
48.5%
Q4 2008
30.1%
Q1 2009
42.2%
Q2 2009
49.7%
Q3 2009
42.9%

Interest-Adjusted Benefit Ratio* -
Specified Disease

Trailing 4 Quarter Avg.: 47.4% 43.3% 41.8% 42.6% 41.2%
Qtrly. non-int. adjusted: 82.6% 63.8% 76.0% 83.3% 76.6%
*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.
▪ Q3 2008 included recognition of
 deferred ROP adjustment
 related to prior periods

Information Related to Certain Non-GAAP Financial Measures
The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor - SEC Filings” section of Conseco’s website,
www.conseco.com.
Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized investment gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continuing operations.

Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Net income (loss) applicable to common stock	$ (183.3)	$ (453.3)	$ 24.5	$ 27.6	$ 15.4
Net realized investment losses, net of related amortization and taxes	84.2	88.0	6.9	13.2	18.9
Discontinued operations	157.4	367.5	-	-	-
Valuation allowance for deferred tax assets	-	45.0	-	-	20.0
Net operating income (a non-GAAP financial measure)	$ 58.3	$ 47.2	$ 31.4	$ 40.8	$ 54.3
Per diluted share:					
Net income (loss)	$ (0.99)	$ (2.45)	$ 0.13	$ 0.15	$ 0.08
Net realized investment losses, net of related amortization and taxes	0.45	0.48	0.04	0.07	0.10
Discontinued operations	0.85	1.99	-	-	-
Valuation allowance for deferred tax assets	-	0.24	-	-	0.11
Net operating income (a non-GAAP financial measure)	$ 0.31	$ 0.26	$ 0.17	$ 0.22	$ 0.29

73

Information Related to Certain Non-GAAP Financial Measures
A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts):

Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Total shareholders' equity	$ 2,716.3	$ 1,630.0	$ 1,591.2	$ 2,415.0	$ 3,333.7
Less accumulated other comprehensive income (loss)	(1,137.7)	(1,770.7)	(1,840.5)	(1,046.9)	(146.0)
Total shareholders' equity excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	$ 3,854.0	$ 3,400.7	$ 3,431.7	$ 3,461.9	$ 3,479.7
Diluted shares outstanding for the period	184,725,949	184,753,758	184,758,758	184,886,216	184,886,216
Book value per share	$ 14.70	$ 8.82	$ 8.61	$ 13.06	$ 18.03
Less accumulated other comprehensive income (loss)	(6.16)	(9.59)	(9.96)	(5.66)	(0.79)
Book value, excluding accumulated other comprehensive income (loss), per share (a non-GAAP financial measure)	$ 20.86	$ 18.41	$ 18.57	$ 18.72	$ 18.82

74

Book value, excluding accumulated other comprehensive income, per share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income. Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

A reconciliation from book value per share to book value per share, excluding accumulated other comprehensive income (loss) is as follows
(dollars in millions, except per share amounts):

Information Related to Certain Non-GAAP Financial Measures

Operating return measures
Management believes that an analysis of return before net realized gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the
Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because realized investment gains or losses, discontinued operations and increases to our valuation allowance for deferred tax assets are unrelated to the Company’s continued operations.
This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.
In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.
All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level. Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Net income (loss) applicable to common stock	$ (183.3)	$ (453.3)	$ 24.5	$ 27.6	$ 15.4
Net realized investment (gains) losses, net of related amortization and taxes	84.2	88.0	6.9	13.2	18.9
Discontinued operations	157.4	367.5	-	-	-
Valuation allowance for deferred tax assets	-	45.0	-	-	20.0
Net operating income (a non-GAAP financial measure)	$ 58.3	$ 47.2	$ 31.4	$ 40.8	$ 54.3
Common shareholders' equity	$ 2,716.3	$ 1,630.0	$ 1,591.2	$ 2,415.0	$ 3,333.7
Less accumulated other comprehensive income (loss)	(1,137.7)	(1,770.7)	(1,840.5)	(1,046.9)	(146.0)
Common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)	3,854.0	3,400.7	3,431.7	3,461.9	3,479.7
Less net operating loss carryforwards	1,121.7	1,001.1	960.2	973.7	899.6
Common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 2,732.3	$ 2,399.6	$ 2,471.5	$ 2,488.2	$ 2,580.1
Average common shareholders' equity	$3,056.0	$2,173.2	$1,610.6	$2,003.1	$2,874.4
Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$2,815.0	$2,566.0	$2,435.6	$2,479.9	$2,534.2
Return on equity ratios:					
Return on common equity	-24.0%	-83.4%	6.1%	5.5%	2.1%
Operating return on common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	8.3%	7.4%	5.2%	6.6%	8.6%

76

A reconciliation of return on common equity to operating return on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

Information Related to Certain Non-GAAP Financial Measures

CIG		Bankers		Colonial Penn		Corporate		Total
Pretax operating earnings (a non-GAAP financial measure)	$	74.0	$	193.4	$	23.5	$	(96.0)	$	194.9
Allocation of interest expense, excess capital and corporate expenses		(54.0)		(40.4)		(3.7)		98.1		-
Income tax (expense) benefit		(7.2)		(55.1)		(7.1)		1.0		(68.4)
Segment operating income	$	12.8	$	97.9	$	12.7	$	3.1		126.5
Net realized investment losses, net of related amortization and taxes										(39.0)
Valuation allowance for deferred tax assets										(20.0)
Net income									$	67.5

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the nine months ended September 30, 2009, is as follows (dollars in millions):
(Continued on next page)

Information Related to Certain Non-GAAP Financial Measures

CIG	Bankers	Colonial Penn	Corporate	Total
December 31, 2008					
Common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,580.6	$ 1,232.1	$ 111.9	$ (525.0)	$ 2,399.6
Net operating loss carryforwards	1,001.1	-	-	-	1,001.1
Accumulated other comprehensive income (loss)	(824.7)	(817.9)	(41.4)	(86.7)	(1,770.7)
Allocation of capital	526.9	410.7	37.3	(974.9)	-
Common shareholders' equity	$ 2,283.9	$ 824.9	$ 107.8	$ (1,586.6)	$ 1,630.0
September 30, 2009					
Common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,711.2	$ 1,284.2	$ 112.2	$ (527.5)	$ 2,580.1
Net operating loss carryforwards	899.6	-	-	-	899.6
Accumulated other comprehensive income (loss)	(124.6)	(9.4)	6.0	(18.0)	(146.0)
Allocation of capital	570.4	428.1	37.4	(1,035.9)	-
Common shareholders' equity	$ 3,056.6	$ 1,702.9	$ 155.6	$ (1,581.4)	$ 3,333.7

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity at September 30, 2009, is as follows (dollars in millions):
(Continued on next page)
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

CIG	Bankers	Colonial Penn	Corporate	Total
Average common shareholders' equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 1,645.3	$ 1,255.9	$ 115.1	$ (533.1)	$ 2,483.2
Average net operating loss carryforwards					961.4
Average accumulated other comprehensive income (loss)					(1,281.9)
Average common shareholders' equity					$ 2,162.7
Return on equity ratios:					
Return on equity					4.2%
Operating return on common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	1.0%	10.4%	14.7%	NM	6.8%

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to average common shareholders’ equity at September 30, 2009, is as follows (dollars in millions):
(Continued from previous page)

Information Related to Certain Non-GAAP Financial Measures

Q3 2008	Q4 2008	Q1 2009	Q2 2009	Q3 2009
Corporate notes payable	$ 1,168.0	$ 1,311.5	$ 1,310.5	$ 1,259.3	$ 1,261.9
Total shareholders' equity	2,716.3	1,630.0	1,591.2	2,415.0	3,333.7
Total capital	3,884.3	2,941.5	2,901.7	3,674.3	4,595.6
Less accumulated other comprehensive loss	1,137.7	1,770.7	1,840.5	1,046.9	146.0
Total capital, excluding accumulated other comprehensive loss (a non-GAAP financial measure)	$ 5,022.0	$ 4,712.2	$ 4,742.2	$ 4,721.2	$ 4,741.6
Corporate notes payable	$ 1,168.0	$ 1,311.5	$ 1,310.5	$ 1,259.3	$ 1,261.9
Corporate notes payable to capital ratios:					
Corporate debt to total capital	30.1%	44.6%	45.2%	34.3%	27.5%
Corporate debt to total capital, excluding accumulated other comprehensive loss (a non-GAAP financial measure)	23.3%	27.8%	27.6%	26.7%	26.6%

A reconciliation of the debt to capital ratio to debt to capital, excluding accumulated other comprehensive loss is as follows (dollars in millions):
Debt to capital ratio, excluding accumulated other comprehensive income (loss)
This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income. Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures